BLACKROCK ETF TRUST

iShares Large Cap Value Active ETF

(“BLCV” or the “Fund”)

Supplement dated November 25, 2025 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund, each dated November 14, 2025, as supplemented to date

At a meeting held on November 18, 2025, the Board of Trustees (the “Board”) of BlackRock ETF Trust (the “Trust”), on behalf of the Fund, approved an Agreement and Plan of Reorganization (the “BLCV Plan”) pursuant to which the Fund will be reorganized into a newly-created series, to be named iShares Large Cap Value Active ETF II (the “Acquiring Fund”) (the “BLCV Reorganization”). The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, determined that participation in the BLCV Reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Acquiring Fund is a newly created series of the Trust, which has identical investment objectives, fundamental investment policies and investment strategies as the Fund. The Acquiring Fund has not commenced investment operations.

The BLCV Reorganization is part of a series of proposed transactions that will, if effected as described herein, result in a post-Reorganization Acquiring Fund with significantly greater scale than the Fund, increased potential to gather additional assets and achieve greater scale, and the potential for increased liquidity of its shares on the secondary market. The Board has also approved an Agreement and Plan of Reorganization (the “FUNL Plan”) pursuant to which CornerCap Fundametrics® Large-Cap ETF (“FUNL” and together with BLCV, each an “Acquired Fund” and together the “Acquired Funds”) will be reorganized into the Acquiring Fund (the “FUNL Reorganization” and together with the BLCV Reorganization, each a “Reorganization” and together the “Reorganizations”).

In connection with the BLCV Reorganization, the Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of all liabilities of the Fund and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) and cash in lieu of fractional Acquiring Fund Shares, if any. The aggregate net asset value (“NAV”) of the Acquiring Fund Shares received in the Reorganization by the Fund is expected to equal the aggregate NAV of the shares of the Fund held by shareholders of the Fund immediately prior to the BLCV Reorganization, minus cash received in lieu of fractional Acquiring Fund Shares, if any. Following the Reorganizations, each Acquired Fund will be terminated, dissolved and liquidated and shareholders of each Acquired Fund will be shareholders of the Acquiring Fund.

Completion of the Reorganizations is subject to a number of conditions, but shareholders of the Fund are not required to approve either of the Reorganizations. Each of the BLCV Reorganization and the FUNL Reorganization is contingent on the approval of shareholders of FUNL of the FUNL Plan. A combined prospectus/information statement describing in detail both the BLCV Reorganization and the Acquiring Fund and summarizing the Board’s considerations in approving the BLCV Reorganization will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and will be sent to shareholders of BLCV. Subject to the satisfaction of closing conditions, the Reorganizations are expected to close as of the close of trading on the New York Stock Exchange on February 27, 2026.

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In connection with the BLCV Reorganization discussed herein, a prospectus/information statement included in a registration statement on Form N-14 will be filed with the SEC. Investors are urged to read the materials and any other relevant documents because they will contain important information about the Reorganization. Free copies of the materials are available on the SEC’s web site at www.sec.gov. A paper copy of these materials can be obtained at no charge by calling (800) 474-2737.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Shareholders should retain this Supplement for future reference.

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